UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 31, 2010

Waccamaw Bankshares, Inc.

(Exact name of registrant as specified in its charter)

North Carolina	001-33046	52-2329563
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 North J. K. Powell Boulevard, Whiteville, NC	28472-3008
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (910) 641-0044

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retirement of James G. Graham. On December 31, 2010, James G. Graham notified the board of directors of Waccamaw Bankshares, Inc. (the “Company”), of his decision to retire from his position as president of the Company and its wholly owned subsidiary, Waccamaw Bank (the “Bank”) and to retire from his position as chief executive officer of the Company and the Bank effective March 1, 2011. His decision to retire was not a result of any disagreement with the Company or its management.

Mr. Graham will continue to serve as a member of the board of directors of the Company and the Bank for the remainder of his current term of office.

The Company has entered into two agreements with Mr. Graham in connection with his retirement—an independent contractor service agreement and a retirement agreement. The term of the independent contractor service agreement will begin following Mr. Graham’s retirement from his position as chief executive officer on March 1, 2011, and will run for four months unless sooner terminated. Under the terms of the independent contractor agreement, Mr. Graham will assist with management transition, strategic initiatives, and investor relations. In consideration of the performance of these services, the Company will pay Mr. Graham $125.00 per hour worked. A copy of the independent contractor service agreement is attached as exhibit 10.1 and is incorporated in this report by reference.

Under the terms of the retirement agreement, Mr. Graham is entitled to all rights under his existing employment agreement, executive supplemental retirement plan agreement, and director supplemental retirement plan agreement. He is also entitled to reimbursement for the cost of his continuing health insurance in an amount equal to $1,450.00 per month during the four months following his retirement. Mr. Graham will retain any vested but unexercised stock options as of his retirement date. Mr. Graham, the Company, and the Bank mutually release one another from any claims as of Mr. Graham’s retirement date. A copy of the retirement agreement is attached as exhibit 10.2 and is incorporated in this report by reference.

Appointment of Geoffrey R. Hopkins as President. On December 31, 2010, the board of directors appointed Geoffrey R. Hopkins as president of the Company and the Bank, subject to regulatory approval. Mr. Hopkins, age 37, also serves as senior commercial lender of the Bank. He was not appointed as president pursuant to any arrangement or understanding with any other person. Mr. Hopkins has no family relationships with any directors or executive officers of the Company or the Bank.

Mr. Hopkins joined Waccamaw Bank in 2003. Prior to that, Mr. Hopkins was a commercial banker for BB&T from 2000 to 2003 and a market manager for Anchor Bank from 1996 to 2000.

Mr. Hopkins is not a director of any company with a class of securities registered pursuant to section 12 of the Securities Exchange Act of 1934 or any company registered as an investment company under the Investment Company Act of 1940.

The Bank has had banking transactions in the ordinary course of business with Mr. Hopkins. All loans included in such transactions were made on substantially the same terms, including interest rates, repayment terms and collateral, as those prevailing at the time such loans were made for comparable transactions with other persons, and did not involve more than the normal risk of collectibility or present other unfavorable features.

Promotion of Richard C. Norris to Executive Vice President. On December 31, 2010, the board of directors promoted Richard C. Norris to executive vice president of the Company and the Bank, subject to regulatory approval. Mr. Norris, age 45, will continue to serve as chief credit officer of the Bank. He was not appointed as executive vice president pursuant to any arrangement or understanding with any other person. Mr. Norris has no family relationships with any directors or executive officers of the Company or the Bank.

Mr. Norris joined Waccamaw Bank in 2003. Prior to that, Mr. Norris was a Senior Business Underwriter with First-Citizens Bank 1996 to 2003.

Mr. Norris is not a director of any company with a class of securities registered pursuant to section 12 of the Securities Exchange Act of 1934 or any company registered as an investment company under the Investment Company Act of 1940.

The Bank has had banking transactions in the ordinary course of business with Mr. Norris. All loans included in such transactions were made on substantially the same terms, including interest rates, repayment terms and collateral, as those prevailing at the time such loans were made for comparable transactions with other persons, and did not involve more than the normal risk of collectibility or present other unfavorable features.

A copy of the press release announcing Mr. Graham’s retirement and the appointment of Mr. Hopkins as president is attached as exhibit 99.l and is incorporated in this report by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description of Exhibit

10.1	Independent Contractor Service Agreement with Bank Solutions, LLC

10.2	Retirement Agreement with James G. Graham

99.1	Press release dated January 6, 2011, regarding the retirement of James G. Graham and the appointment of Geoffrey R. Hopkins as president

This current report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements regarding certain of the registrant’s goals and expectations with respect to earnings, income per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and (ii) statements preceded by, followed by or that include the words “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “projects,” “outlook,” or similar expressions. These statements are based upon the current belief and expectations of the registrant’s management and are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond the registrant’s control).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Waccamaw Bankshares, Inc.
(Registrant)

Date	January 6, 2011

/s/ Geoffrey R. Hopkins
Geoffrey R. Hopkins
President

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	Independent Contractor Service Agreement with Bank Solutions, LLC

10.2	Retirement Agreement with James G. Graham

99.1	Press release dated January 6, 2011, regarding the retirement of James G. Graham and the appointment of Geoffrey R. Hopkins as president